SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
         Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant X
Filed by a Party other than the Registrant
Check the appropriate box:
   Preliminaryn Proxy Statement	    	Confidential for Use of the Commission
   Definitive Proxy Statement		      Only (as permitted by Rule 14a-6(e)(2))
 X Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

	                     FACTORY STORES OF AMERICA, INC.
	             (Name of Registrant as Specified in its Charter)

 	                    FACTORY STORES OF AMERICA, INC.
                (Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):
   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

	  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	     (1)	Title of each class of securities to which transaction applies:
	     (2)	Aggregate number of securities to which transaction applies:
	     (3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	     (4)	Proposed maximum aggregate value of transaction.
      (5)	Total fee paid:

	X Fee paid previously with preliminary materials.

		 Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)	Amount Previously Paid:
	  (2)	Form, Schedule or Registration Statement No.:
	  (3)	Filing Party:
	  (4)	Date Filed:






                         Annual Shareholders Meeting
                                June 27,1996
                                 10:00 a.m.

                      Raleigh Marriott Crabtree Valley
                                Raleigh, NC


                     Proxy Votes Due Prior to June 27th

          If you have any questions regarding the above information, please contract Linda Swearingen, Investor Relations at
                        1-800-321-3992 ext. 3007